                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 1997

                           STERLING BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


            Texas                      0-20750                  74-2175590
(State or other jurisdiction   (Commission File Number)       (IRS employer
      of incorporation)                                   identification number)



                 15000 Northwest Freeway, Houston, Texas 77040
                   (Address of  principal executive offices)

       Registrant's telephone number, including area code: (713) 466-8300

                                      N/A
         (Former name or former address, if changed since last report)

Item 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                     EXHIBITS

                     (a)      Financial Statements of Business Acquired.


                              On April 3, 1997, Sterling Bancshares, Inc. (the "Company") filed a Form 8-K (the "Form 8-K") relating to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 18, 1997, among the Company, SBI Acquisition Corp., a wholly-owned subsidiary of the Company and First Houston Bancshares, Inc. ("First Houston"), to acquire First Houston and its wholly-owned subsidiary, Houston National Bank in a stock-for-stock merger (the "Merger"). Certain financial statements and pro forma financial information were included under Item 7 to the Form 8-K. For purposes of amending Exhibit 99.2 to the Form 8-K, attached to this Form 8-K/A is revised
                              Exhibit 99.2 which replaces Exhibit 99.2 to the Form 8-K. Exhibit 99.2 contains the Consolidated Financial Statements of First Houston and its subsidiaries for the years ended December 21, 1996 and 1995 and the report of First Houston's independent auditors with respect thereto. Such Consolidated Financial statements have been prepared and furnished by First Houston and the Company does not assume and expressly disclaims any responsibility for such financial statements or the accuracy or completeness of any information contained therein.


                     (b)      Pro Forma Financial Information.

                              For the purposes of amending Exhibit 99.3 to the Form 8-K, attached to this Form 8-K/A is revised
                              Exhibit 99.3 which replaces Exhibit 99.3 to the Form 8-K. Exhibit 99.3 contains consolidated financial data for the Company for the last five fiscal years which should be read in conjunction with the financial information included in the Company's 1996 Annual Report on Form 10-K for the year ended December 31, 1996, which is incorporated herein by reference.

                              On April 7, 1997, the Company filed a Form 8-K/A (the "Form 8-K/A") for the purposes of amending
                              Exhibit 99.4 to the Form 8-K. For the purposes of amending Exhibit 99.4 to the Form 8-K/A, attached to this Form 8-K/A is revised Exhibit 99.4 which replaces Exhibit 99.4 to the Form 8-K/A. Exhibit
                              99.4 contains selected pro forma consolidated financial data that combine certain consolidated financial information of the Company and First Houston as if the Merger had occurred on January 1, 1994.

                              The selected pro forma consolidated financial data included as Exhibit 99.4 is not necessarily indicative of the consolidated financial position or results of future operations of the combined entity or of the actual results that would have been achieved had the Merger been consummated prior to the periods indicated. Moreover, the selected pro forma consolidated financial information has been prepared in reliance upon certain information prepared and furnished by First Houston and the Company does not assume and expressly disclaims any responsibility for the accuracy of any information relating to First Houston.

(c)   Exhibits:



    Exhibit No.                   Description
    -----------                   -----------
    99.2                          Consolidated Financial Statements of First Houston and its
                                  subsidiaries for the years ended December 31, 1996 and 1995 and the report of First Houston's independent auditors with respect thereto

    99.3                          Selected consolidated financial data for the Company for the last five fiscal years

    99.4                          Selected pro forma financial data which combines certain
                                  consolidated financial information of the Company and First
                                  Houston as if the Merger had occurred on January 1, 1994


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  STERLING BANCSHARES, INC.


Dated: July 25, 1997                              By: /s/ George Martinez
                                                      --------------------------
                                                      George Martinez, Chairman

                               INDEX TO EXHIBITS




    Exhibit No.                   Description
    -----------                   -----------
    99.2                          Consolidated Financial Statements of First Houston and its
                                  subsidiaries for the years ended December 31, 1996 and 1995 and the report of First Houston's independent auditors with respect thereto

    99.3                          Selected consolidated financial data for the Company for the last five fiscal years

    99.4                          Selected pro forma financial data which combines certain
                                  consolidated financial information of the Company and First
                                  Houston as if the Merger had occurred on January 1, 1994
